UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 12, 2025

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West

Parkmore, Ballybrit

Galway, H91VN2T, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 91 378 040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange
3.250% Senior Notes due 2033*	TEL/33	New York Stock Exchange

* Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of TE Connectivity plc (the “Company”) held on March 12, 2025 (the “AGM”), shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 271,942,700 ordinary shares (91.1% of 298,472,685 ordinary shares outstanding and entitled to vote as of January 13, 2025, the record date for the AGM) were present by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of twelve (12) directors:

1.1  Jean-Pierre Clamadieu

A total of 253,059,906 shares (98.34%) were voted for and 4,271,015 shares (1.66%) were counted as voted against this director.  Additionally, there were 186,718 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 256,093,165 shares (99.52%) were voted for and 1,243,111 shares (0.48%) were counted as voted against this director.  Additionally, there were 181,363 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 251,804,424 shares (97.85%) were voted for and 5,527,167 shares (2.15%) were counted as voted against this director.  Additionally, there were 186,048 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  Lynn A. Dugle

A total of 255,819,409 shares (99.41%) were voted for and 1,516,838 shares (0.59%) were counted as voted against this director.  Additionally, there were 181,392 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  Sam Eldessouky

A total of 256,913,641 shares (99.84%) were voted for and 415,690 shares (0.16%) were counted as voted against this director.  Additionally, there were 188,308 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  William A. Jeffrey

A total of 244,056,808 shares (94.84%) were voted for and 13,277,457 shares (5.16%) were counted as voted against this director.  Additionally, there were 183,374 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Syaru Shirley Lin

A total of 253,346,566 shares (98.46%) were voted for and 3,961,220 shares (1.54%) were counted as voted against this director.  Additionally, there were 209,853 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

 1.8  Heath A. Mitts

A total of 243,389,690 shares (94.58%) were voted for and 13,947,128 shares (5.42%) were counted as voted against this director.  Additionally, there were 180,821 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Abhijit Y. Talwalkar

A total of 236,910,044 shares (92.06%) were voted for and 20,422,271 shares (7.94%) were counted as voted against this director.  Additionally, there were 185,324 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Mark C. Trudeau

A total of 255,635,416 shares (99.34%) were voted for and 1,694,112 shares (0.66%) were counted as voted against this director.  Additionally, there were 188,111 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Dawn C. Willoughby

A total of 255,754,646 shares (99.40%) were voted for and 1,555,574 shares (0.60%) were counted as voted against this director.  Additionally, there were 207,419 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Laura H. Wright

A total of 237,428,767 shares (92.26%) were voted for and 19,907,305 shares (7.74%) were counted as voted against this director.  Additionally, there were 181,567 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company and Deloitte Ireland LLP as our statutory auditor under Irish law and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration:

A total of 265,941,232 shares (97.84%) were voted for and 5,866,250 shares (2.16%) were counted as voted against this proposal. Additionally, there were 135,218 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Advisory vote to approve named executive officer compensation.

A total of 234,323,246 shares (91.07%) were voted for and 22,976,076 shares (8.93%) were counted as voted against this proposal. Additionally, there were 218,317 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Approval of an authorization relating to the Company and/or any subsidiary of the Company to make market purchases of company shares:

A total of 256,612,755 shares (99.83%) were voted for and 449,631 shares (0.17%) were counted as voted against this proposal. Additionally, there were 455,253 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.   Approval of the price range at which the Company can re-allot treasury shares:

A total of 255,578,716 shares (99.46%) were voted for and 1,394,543 shares (0.54%) were counted as voted against this proposal.  Additionally, there were 544,380 abstentions and 14,425,061 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2025	TE CONNECTIVITY PLC

	By:	/s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Vice President and Corporate Secretary